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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2002
                                                   -------------


                            ON Technology Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-26376                  04-3162846
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission               IRS Employer
    of incorporation)                File Number)            Identification No.)


              Waltham Woods
      880 Winter Street, Building 4
               Waltham, MA                                02451-1449
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(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number Including Area Code:  (781) 487-3300
                                                    --------------

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Item 4.  Changes in Registrant's Certifying Accountants.

         On April 3, 2002, ON Technology Corporation (the "Company" or the "registrant") engaged PricewaterhouseCoopers LLP as the Company's independent accountants, replacing Arthur Andersen LLP ("Arthur Andersen"), which the Company dismissed on April 1, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         The audit reports of Arthur Andersen on the Company's financial statements for the Company's two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the Company's replacement of Arthur Andersen, there was no disagreement between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the Company's two most recent fiscal years and the subsequent interim period to the date hereof.

         The Company provided Arthur Andersen with a copy of the disclosures the Company is making in response to Item 304(a) of Regulation S-K and requested that Arthur Andersen review the disclosures and furnish the Company with a letter addressed to the Commission stating whether they agree with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which they do not agree. The letter of Arthur Andersen stating its agreement with the Company's statements is attached as an exhibit to this report.

         During the Company's two most recent fiscal years and the subsequent interim period preceding the Company's replacement of Arthur Andersen, the Company did not consult PricewaterhouseCoopers LLP on the matters set forth in
Item 304(a)(2) of Regulation S-K.

Item 7.  Financial Statement and Exhibits.

         (c)  Exhibits.

              Exhibit 16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 3, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ON Technology Corporation

Date:  April 4, 2002                    By:  /s/ Steven R. Wasserman
                                               -----------------------------
                                                 Steven R. Wasserman
                                                 Vice President and
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit No.     Description
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16              Letter from Arthur Andersen LLP to the Securities and Exchange
                Commission, dated April 3, 2002.